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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 August 26, 1999



                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact name of registrant as specified in its charter)

                                    Missouri
                 (State or other jurisdiction of incorporation)


           1-11848                                        43-1627032
          ---------                                      ------------
  (Commission File Number)                  (I.R S. Employer Identification No.)



        1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017-6039
               (Address of principal executive offices) (zip code)


                                 (636) 736-7000
              (Registrant's telephone number, including area code)






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ITEM 1.      CHANGES IN CONTROL.

         Item 1(b) of Form 8-K requires a registrant to disclose any arrangement known to the registrant, the operation of which may at a subsequent date result in a change in control of the registrant. GenAmerica Corporation ("GenAmerica") is the parent corporation of General American Life Insurance Company ("General American") and the beneficial owner of approximately 63.6% of the voting common stock, and 53.2% of all outstanding common stock, of Reinsurance Group of America, Incorporated ("RGA" or the "Company"). On August 26, 1999, GenAmerica announced a definitive agreement whereby Metropolitan Life Insurance Company ("MetLife") will acquire GenAmerica, including GenAmerica's beneficial ownership of shares of RGA. A copy of the press release issued by RGA relating to such acquisition is filed as Exhibit 99.1 and incorporated herein by reference.

         A description of the general terms of the acquisition agreement is described under the heading "Recent Developments Sale of GenAmerica to MetLife; Principal Terms of the MetLife Stock Purchase Agreement" in the Proxy Statement Supplement (the "Proxy Supplement") mailed by the Company to shareholders on or about September 2, 1999. A copy of the Proxy Supplement is filed as Exhibit 99.2 and incorporated in its entirety herein by reference.

ITEM 5.      OTHER EVENTS.

         On August 10, 1999, the Board of Directors of RGA appointed a special committee of directors (the "Special Committee") consisting of Messrs. Stuart Greenbaum (chairman), William Peck and Clifford Eason. The Special Committee was authorized to consider the effect on the operation of the Company's Rights Plan and the Missouri anti-takeover statutes of any future order of rehabilitation or order of liquidation with respect to General American sought by the Missouri Department of Insurance, and to take necessary or appropriate actions with respect thereto.

         The Special Committee and the Board of Directors held several meetings to consider the effect of the Rights Plan, Missouri anti-takeover statutes and related matters with respect to any future order of rehabilitation or order of liquidation affecting General American and its pending acquisition by MetLife.

         Additional information regarding the actions of the Special Committee is contained under the caption "Amendments to the Rights Plan and Related Matters; Approval of MetLife" of the Proxy Supplement, which is hereby incorporated herein by reference. A copy of the Fourth Amendment to the Rights Agreement is filed as Exhibit 4.1 and incorporated herein by reference.

         On August 30, 1999, RGA announced that its Board of Directors had postponed the special meeting of shareholders previously scheduled for September 1, 1999 until September 14, 1999. A copy of the press release relating to such announcement is filed as Exhibit 99.3 and incorporated herein by reference.



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ITEM 7.      EXHIBITS.

             (c) The following exhibits are filed as part of this report on Form 8-K.

             Exhibit 4.1 Form of Fourth Amendment to Rights Agreement, dated as of August 23, 1999, between the Company and ChaseMellon Shareholder Services, L.L.C. (as successor to Boatmen's Trust Company), as Rights Agent.

             Exhibit 99.1 Press Release issued by the Company dated August 26, 1999 relating to the announcement by MetLife and GenAmerica Corporation.

             Exhibit 99.2 Proxy Statement Supplement dated September 2, 1999 (File No. 1-11848) incorporated herein by reference.

             Exhibit 99.3 Press Release issued by the Company dated August 30, 1999 relating to the postponement of the Company's special shareholders meeting to vote on the conversion of the Company's non-voting common shares into voting common shares.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  September 9, 1999                   REINSURANCE GROUP OF AMERICA,
                                           INCORPORATED

                                           By:/s/ Jack B. Lay
                                           Name:  Jack B. Lay
                                           Title: Executive Vice President
                                                  and Chief Financial Officer